Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Cabot Corporation (the “Company”) on Form 10-K for the year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KENNETT F. BURNES

Kennett F. Burnes
Chairman of the Board, President
and Chief Executive Officer

Date: December 22, 2003

/s/ JOHN A. SHAW

John A. Shaw
Executive Vice President and
Chief Financial Officer

Date: December 22, 2003